UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTERN IOWA ENERGY, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF MEMBERS AND IMPORTANT
NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE MEMBER MEETING TO BE HELD ON MAY 11, 2009
To our Members:
The 2009 Annual Meeting of Members (the “2009 Annual Meeting”) of Western Iowa Energy, LLC (the “Company”) will be held on Monday, May 11, 2009, at the Wall Lake Community Building, 202 W. 2nd Street, Wall Lake, Iowa. Registration for the 2009 Annual Meeting will begin at 6:00 p.m. The 2009 Annual Meeting will commence at approximately 7:00 p.m.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING TO BE HELD ON MONDAY, MAY 11, 2009:
•	The proxy statement, proxy card, and annual report to Members are available at www.westerniowaenergy.com under the “Proxy Materials” tab.
The purposes of the meeting are: (i) to elect three (3) Directors to our Board of Directors, and (ii) to transact such other business as may properly come before the 2009 Annual Meeting or any adjournments thereof. The Board of Directors recommends a vote FOR the election of its nominees for Directors.
Only Members listed on the Company’s records at the close of business on April 21, 2009 are entitled to notice of the 2009 Annual Meeting and to vote at the 2009 Annual Meeting and any adjournments thereof. For your proxy card to be valid, it must be RECEIVED by the Company no later than 5:00 p.m. on Friday, May 8. 2009.
All Members are cordially invited to attend the 2009 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that you promptly sign, date and return the proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the meeting. The proxy card will not be used if you attend and vote at the meeting in person. You may fax the proxy card to the Company at (712) 664-2183 or mail it to us at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466.
By order of the Board of Directors,
William J. Horan
Chairman of the Board
Wall Lake, Iowa
April 21, 2009

WESTERN IOWA ENERGY, LLC
1220 S. Center Street
P.O. Box 399
Wall Lake, Iowa 51466

Proxy Statement
Annual Meeting of Members
Monday, May 11, 2009
7:00 p.m.

This proxy solicitation is being made by the Company. The proxy statement and proxy card were prepared by the Board of Directors of Western Iowa Energy, LLC (the “Company”) for use at the 2009 annual meeting of members of the Company to be held on Monday, May 11, 2009 (the “2009 Annual Meeting”), and at any adjournment thereof. The 2009 Annual Meeting will be held at the Wall Lake Community Building, 202 W. 2nd Street, Wall Lake, Iowa. Registration for the 2009 Annual Meeting will begin at 6:00 p.m. The 2009 Annual Meeting will commence at approximately 7:00 p.m. Distribution of this proxy statement and the proxy card is scheduled to begin on or about April 21, 2009. This solicitation is being made according to the SEC’s internet availability of proxy materials rules, however the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile, or letter.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why did I receive this proxy statement?

A:
The Board of Directors is soliciting your proxy to vote at the 2009 Annual Meeting because you were a member of the Company at the close of business on April 21, 2009, the record date, and are entitled to vote at the meeting.

Q:	What am I voting on?

A:	The election of three (3) directors. The nominees are Mr. William Horan, Mr. Dennis Mauser, and Mr. John Geake.

Q:	How many votes do I have?

A:
On any matter that may properly come before the meeting, each Member entitled to vote will have one vote for each membership unit owned of record by such Member as of the close of business on April 21, 2009.

Q:	What is the voting requirement to elect the directors?

A:
In the election of directors, the three (3) nominees receiving the greatest number of votes relative to the votes cast for their competitors will be elected. The presence (in person or by proxy) of Members representing an aggregate of at least twenty-five percent (25%) of the Membership Voting Interests is required for the election of Directors.

Q:	How many membership units are outstanding?

A:	At the close of business on April 21, 2009, there were 26,447 outstanding Units representing membership interests in the Company. This means that there may be 26,447 votes cast on any matter.

Q:	What constitutes a quorum?

A:
As of the record date, the Company had 26,447 outstanding Units. The presence of members holding 25% of the total outstanding Units, or 6,612 Units, constitutes a quorum. If you submit a properly executed proxy or appear at the 2009 Annual Meeting, then your Units will be counted as part of the quorum.

Q:	What is the effect of an abstention?

A:
Because directors are elected by plurality vote, abstentions will not be counted either for or against any nominee. Abstentions will be included when counting Units to determine whether a sufficient number of the Units are represented to establish a quorum.

Q:	How do I vote?

A:	Membership Units can be voted only if the holder of record is present at the 2009 Annual Meeting, either in person or by proxy. You may vote using either of the following methods:
•
Proxy. You may cast your votes for the director election by executing a proxy card for the 2009 Annual Meeting and submitting it to the Company prior to the 2009 Annual Meeting. Completed proxy cards must be received by the Company by 5:00 p.m. on Friday, May 8, 2009 in order to be valid. The Company urges you to specify your choices by marking the appropriate boxes on your proxy card for the 2009 Annual Meeting. After you have marked your choices, please sign and date the proxy card and return it to the Company, either by mail at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466, or fax it to the Company at (712) 664-2183. If you sign and return the proxy card without specifying your choices, your membership units will be voted FOR William Horan, Dennis Mauser, and John Geake.

•	In person at the 2009 Annual Meeting. All members may vote in person at the 2009 Annual Meeting.
Q:	Do I have dissenters’ rights?

A:	Pursuant to Section 6.15 of the Company’s operating agreement (the “Operating Agreement”), members have no dissenters’ rights or appraisal rights.

Q:	What can I do if I change my mind after I vote my units?

A:	You may revoke your proxy by:
•	Voting in person at the 2009 Annual Meeting;
•
Giving personal or written notice of the revocation to Kevin Ross, Secretary of the Company’s Board of Directors, at the Company’s offices at 1220 S. Center Street, Wall Lake, Iowa 51466, which notice is received prior to 5:00 p.m. on Friday, May 8, 2009; or

•	Giving personal or written notice of the revocation to the Company’s Secretary, Kevin Ross, at the commencement of the 2009 Annual Meeting.

Q:	What happens if I mark too few or too many boxes on the proxy card?

A:
If you do not mark any choices on the proxy card, then the proxies will vote your units FOR William Horan, Dennis Mauser, and John Geake. You may wish to vote for only one or two director candidates. In this case, your vote will only be counted for the director candidate(s) you have selected. If you mark contradicting choices on the proxy cards, such as both for and withhold for a candidate, your votes will not be counted. However, each executed proxy card will be counted for purposes of determining whether a quorum is present at the meeting.

Q:	Who can attend the 2009 Annual Meeting?

A:	All members as of the close of business on the record date, which is April 21, 2009, may attend the 2009 Annual Meeting.

Q:	What is the record date for the 2009 Annual Meeting?

A:	April 21, 2009.

Q:	Who will count the votes?

A:
All votes will be tabulated by the inspector of election appointed for the 2009 Annual Meeting, which will be an administrative employee of the Company, and observed by our auditor. The inspector of election will separately tabulate affirmative and negative votes and abstentions.

Q:	How do I nominate a candidate for election as a director at next year’s annual meeting?

A:
Two director positions will stand for election at the 2010 Annual Meeting. Nominations for director seats are made by a nominating committee appointed by the Board of Directors. In addition, a member may nominate a candidate for director by following the procedures explained in Section 5.3(b) of the Operating Agreement. Section 5.3(b) of the Operating Agreement requires that written notice of a member’s intent to nominate an individual for director must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 60 days and no more than 90 days prior to the date of the Company’s annual meeting. These procedures are described below in the question “When are member proposals and director nominations due for the 2010 annual meeting?”

Q:	What is a member proposal?

A:
A member proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the Company’s members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are member proposals and director nominations due for the 2010 annual meeting?

A:
We intend to hold our 2010 Annual Meeting on or about May 10, 2010. In order to be considered for inclusion in next year’s proxy statement, Member proposals must be submitted in writing to the Company by November 4, 2009. The Company suggests that proposals for the 2010 Annual Meeting of Members be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act of 1934.

Members who intend to present a proposal at the 2010 Annual Meeting of Members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than March 10, 2010, which is 60 days before the anticipated date of the 2010 annual meeting. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a Member proposal intended to be submitted to the 2010 Annual Meeting of Members by March 10, 2010, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials and reports to such beneficial owners.

PROPOSAL TO BE VOTED UPON
ELECTION OF DIRECTORS
Seven elected directors comprise our Board of Directors. The Board of Directors is currently divided into three classes. Three directors are to be elected by the members at the 2009 Annual Meeting. The terms of the remaining elected directors expire in either 2010 or 2011. Below is a chart showing when each Director’s term expires.

2009	John Geake
William Horan
Dennis Mauser
2010	Nile Ramsbottom
Wayne Seaman
2011	Warren Bush
Kevin Ross
At the 2007 annual meeting, Nile Ramsbottom and Wayne Seaman were re-elected to serve three-year terms until the 2010 annual meeting. At the 2008 annual meeting, Warren Bush and Kevin Ross were re-elected to serve three-year terms until the 2011 annual meeting.
The Board of Directors has recommended as nominees for election Mr. John Geake, Mr. William Horan, and Mr. Dennis Mauser. Mr. Geake, Mr. Horan, and Mr. Mauser have served on the Board of Directors since the Company’s inception.
The following table contains certain information with respect to the nominees for election to the Board of Directors at the 2009 Annual Meeting:

Name and Principal		Year First Became a Director	Term Expires
Occupation	Age	(if applicable)	(if applicable)
John Geake, Farmer	49	2004	2009
William Horan, Farmer	61	2004	2009
Dennis Mauser, Farm Manager	60	2004	2009
Biographical Information for Nominees
John Geake, Vice Chairman — Age 49
John Geake has served as a Director since our inception. He served as our Chief Executive Officer from inception to August 2006. Mr. Geake currently serves as Vice Chairman. Mr. Geake is a fourth-generation farmer operating a 1,200-acre row crop farm in southern Sac County, Iowa. He also operates a 500-head farrow-to-finish swine operation. John formerly served on the Wall Lake School Board, and currently serves on the Twilight Acres Board of Directors. John also serves as an officer on the Wall Lake Fire Department.
William Horan, Chairman and President — Age 61
William Horan has served as a Director since our inception. Mr. Horan has been a farmer for 35 years. He is a partner in Horan Brothers Agricultural Enterprises in Rockwell City, Iowa. Mr. Horan is past president of the Iowa Corn Growers Association and sits on the following: the Board of Directors of Natural Resource Solutions, LLC; Truth about Trade; ISU Research Park Board of Directors; the USDA DOE Technical Advisory Committee; The Biodiesel Group, LLC; and the following public reporting companies: Iowa Renewable Energy, LLC; and Central Iowa Energy, LLC. Mr. Horan is also a director of Western Dubuque Biodiesel, LLC, but he has indicated that he intends to resign from that position in June 2009.

Dennis Mauser, Treasurer — Age 60
Dennis Mauser has served as a Director since our inception and currently serves as our Treasurer. Mr. Mauser has farmed for more than thirty-six years in Buena Vista County and Sac County, Iowa. His 900-acre operation includes corn, soybeans and popcorn; he also manages a cow-calf herd. He formerly served as President of the Iowa Farm Bureau Young Members and on the Schaller Community School Board. He currently serves as President of Sac County Rural Electric Cooperative and President of the Board of Directors of the Iowa Renewable Fuels Association. He is also a member of the boards of directors of The Biodiesel Group, LLC, the National Biodiesel Board, and the following public reporting companies: Iowa Renewable Energy, LLC; Western Dubuque Biodiesel, LLC; and Central Iowa Energy, LLC.
THE BOARD OF DIRECTORS HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE FOR EACH NOMINEE. YOU MAY VOTE FOR ONLY THREE NOMINEES. FOR EACH PROPERLY EXECUTED PROXY WHERE THE MEMBER DOES NOT MARK ANY CHOICES FOR DIRECTOR, THE PROXIES WILL VOTE FOR THE INCUMBENT DIRECTORS JOHN GEAKE, WILLIAM HORAN, AND DENNIS MAUSER.
Biographical Information for Non-nominee Directors
Warren Bush, Director — Age 61
Warren Bush has served as a Director since our inception. Mr. Bush is a licensed attorney in both Iowa and Arizona. Mr. Bush has served as a Judicial Magistrate for the State of Iowa since July of 1987. He is also a self-employed attorney and practices out of offices in Wall Lake and Dunlap. Mr. Bush currently serves on a variety of boards, including The Biodiesel Group, LLC, and the following public reporting companies: Iowa Renewable Energy, LLC; Western Dubuque Biodiesel, LLC and Central Iowa Energy, LLC. He is a principal in Bush Boys’ Enterprises, LLC, Bush Boys, Inc. and Front Row Racing Stable, Ltd.
Kevin Ross, Director and Secretary — Age 28
Kevin Ross has served as a Director since our inception and has been our secretary since August 2006. For 10 years, Mr. Ross has been a farmer/rancher in Minden, Iowa where he operates a 600-acre farm and 60-head cow/calf operation. Mr. Ross has a degree in Agricultural Studies from Iowa State University and serves on two committees for the Iowa Corn Growers’ Association. Mr. Ross also serves as a director for Windy Hill Farms, Inc., Ross Valley Farms, L.L.C., and Ross Land and Cattle, Inc.
Nile Ramsbottom, Director — Age 64
Nile Ramsbottom has served as a Director since August 2006. Mr. Ramsbottom has more than 36 years of experience in value-added agriculture and currently serves as President of Renewable Energy Group, Inc. (“REG, Inc.”) of Ames, Iowa. Mr. Ramsbottom was recently appointed as Executive Vice President, Global Sales at REG, Inc., and he has indicated his intent to resign as President in May 2009. Mr. Ramsbottom previously served as Executive Vice President of Soy and Nutrition for West Central Cooperative where he established West Central Cooperative as a leader in the emerging biodiesel industry. Nile also serves as a director for Simmons Foods of Siloan Springs, Arkansas.
Wayne Seaman, Director — Age 70
Wayne Seaman has served as a Director since August 2006. Mr. Seaman has more than 44 years of experience in value-added agriculture and served as Chief Executive Officer of West Central Cooperative of Ralston, Iowa for 28 years. Upon his retirement from West Central Cooperative in 2000, Mr. Seaman formed Seaman Enterprises, which advises companies on a variety of business-related issues, including mergers and acquisitions, board planning, education, and financial management. Mr. Seaman currently serves on the Board of Directors for Home State Bank, FC Feeds, and St. Anthony Hospital Foundation.

Biographical Information About Significant Employees
Larry Breeding, General Manager—Age 62
Pursuant to the Management and Operational Services Agreement we entered into with REG, Inc. (“REG”), REG supervises and directs the general operations of the plant, including hiring and employing a full-time general manager, who is based on site at our plant and who works exclusively for us. Accordingly, the general manager is not our employee. REG hired Larry Breeding as the general manager of our plant in October of 2006. Mr. Breeding has worked with REG and its affiliates since June 2005. Prior to his employment with REG, Mr. Breeding owned Gulf Coast Unit Tower Specialists, a consulting firm for petroleum and petrochemical operators.
Joe Reed, Operations Manager-Age 63
Pursuant to our Management and Operational Services Agreement with REG, REG provides us with a full-time operations manager, who is based on site at our plant and who works exclusively for us. REG hired Joe Reed as the operations manager of our plant. Prior to his employment with REG and its affiliates, Mr. Reed was employed by Well’s Dairy, Inc. in LeMars, Iowa.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
No person or entity, including our officers and Directors, currently beneficially owns more than 5% of our membership units.
SECURITY OWNERSHIP OF MANAGEMENT
As of April 21, 2009, members of our Board of Directors, executive officers and director nominees beneficially own membership units as follows:

		Amount and Nature
	Name and Address of Beneficial	of Beneficial	Percent of
Title of Class	Owner	Ownership	Class
Membership Units	John Geake, Vice Chairman, Director, and Director Nominee	330	1.25%
	3764 Needham Avenue Wall Lake, IA 51466
Membership Units	Warren Bush, Director(1)	421	1.59%
	101 Boyer Wall Lake, IA 51466
Membership Units	William Horan, Chairman, Director, and Director Nominee(2)	110	0.42%
	3220 – 240th Street Rockwell City, IA 50579
Membership Units	Dennis Mauser, Treasurer, Director, and Director Nominee	225	0.85%
	1940 – 190th Street Early, IA 50535
Membership Units	Kevin Ross, Secretary and Director(3)	240	0.91%
	25426 – 320th Street Minden, IA 51553
Membership Units	Nile Ramsbottom, Director (4)	1,000	3.78%
	502 Hillcrest Place Jefferson, Iowa 50129
Membership Units	Wayne Seaman, Director	34	0.13%
	1827 N. West Street Carroll, Iowa 51401
Totals		2,360	8.93%

(1)
Warren Bush is a principal owner of Bush Boys Enterprises, LLC. Four hundred (400) of the membership units beneficially owned by Warren Bush are held in the name of Bush Boys Enterprises, LLC. Warren Bush is also the trustee of the Tyler James Kelly Irrevocable Trust, which holds 21 units.

(2)	William Horan is a principal owner of Horan Brothers. William Horan owns 50 units directly and 60 units indirectly through Horan Brothers.

(3)	Kevin Ross is a principal owner of Windy Hill Farms, Inc. Kevin Ross owns 30 units directly and 210 units indirectly through Windy Hill Farms, Inc.

(4)	Nile Ramsbottom is the President and CEO of REG Inc. and controls the 1,000 membership units owned by REG Ventures, LLC, a wholly owned subsidiary of REG, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and Directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and Directors, all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2008.
BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES
The Board of Directors generally meets once per month. The Board of Directors held 12 regularly scheduled meetings during the fiscal year ended December 31, 2008. All of the Directors attended at least 75% of the meetings of the Board of Directors during the fiscal year ended December 31, 2008.
The Board of Directors does not have a formal process for holders of membership units to send communications to the Board of Directors. The Board of Directors feels this is reasonable given the accessibility of our Directors. Members desiring to communicate with the Board of Directors may do so by contacting a Director via our website at www.westerniowaenergy.com, fax, phone, or in writing.
The Board of Directors does not have a policy with regard to Directors’ attendance at annual meetings. Last year, all Directors attended the Company’s annual meeting. Due to this high attendance record, it is the view of the Board of Directors that such a policy is unnecessary.
Board Independence
We do not have a majority of independent Directors as defined by NASDAQ Rule 4200. The independent Directors include Warren Bush (chairman of the Audit Committee) and Wayne Seaman (member of the Audit Committee). William Horan, John Geake (member of Audit Committee), Kevin Ross, and Dennis Mauser, are not considered independent under NASDAQ Rule 4200 due to their status as Chairman, Vice-Chairman, Secretary and Treasurer of the Company, respectively. Nile Ramsbottom is the President of REG. Pursuant to a Management and Operational Services Agreement, REG manages our plant, procures feed stock and chemical inputs for our plant, and markets our biodiesel and glycerin. Our payments to REG for property and services exceeded five percent (5%) of our consolidated gross revenues during the last three fiscal years, so Nile Ramsbottom is not considered to be an independent director as defined by NASDAQ Rule 4200.
In making the determination that Warren Bush and Wayne Seaman are independent Directors pursuant to NASDAQ Rule 4200, the Board relied upon Annual Director and Officer Questionnaires provided by the Directors and other knowledge the Board may have had.

Audit Committee
The purpose of the Audit Committee is to monitor the integrity of the Company’s financial reporting process and systems of internal controls. The Audit Committee appoints and monitors the independence and qualifications of the Company’s independent auditors, provides an avenue of communication among the independent auditors, management, and the Company’s Board of Directors, and prepares an Audit Committee report to be included in the Company’s annual proxy statement.
The Audit Committee of the Board of Directors operates under a charter adopted by the Board of Directors in July 2006. A copy of the Audit Committee Charter is not available on the Company’s website, but is attached as Appendix I to this proxy statement.
Under the charter, the Audit Committee must have at least three members. The Board of Directors appointed Warren Bush, John Geake and Wayne Seaman to the Audit Committee. In June 2007, the Board of Directors appointed John Morrow to act as the financial expert on the Audit Committee. Warren Bush is the Chairman of the Audit Committee. The Audit Committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, a majority of our Audit Committee, including Warren Bush, John Morrow and Wayne Seaman, is independent within the definition of independence provided by NASDAQ rules 4200 and 4350. John Geake is not an independent member of our Audit Committee as he is an executive officer of the Company.
John Morrow serves as the financial expert on the Audit Committee. Mr. Morrow is a Certified Public Accountant licensed in the state of Iowa. Mr. Morrow’s experience includes assisting clients in various areas, including, selection of entity, implementing initial accounting systems, training, preparing monthly and annual statements, payroll, and detail analysis. In addition, Mr. Morrow has been engaged by various entities such as agricultural-related companies dealing in grain and agriculture products, utilities, financial institutions, non profit organizations, regional council of governments, regional housing authority, county schools and local political subdivisions to provide auditing services. Mr. Morrow has a wide range of experience in taxation, including taxation of C corporations, S corporations, limited liability companies, partnerships, nonprofit organizations, individual payroll, employee benefits plans, and sales and use taxes. Mr. Morrow is paid $125 per hour for his services. Mr. Morrow is an independent member of the Audit Committee.
The Audit Committee met eight times during the fiscal year ended December 31, 2008 to discuss audit-related issues. Each of our Audit Committee members attended all of the Audit Committee meetings.
Audit Committee Report
The Audit Committee delivered the following report to the Board of Directors of the Company on March 25, 2009. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2008. The Audit Committee has discussed with Eide Bailly LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter to management from Eide Bailly LLP as required by Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, as approved by the SEC on August 22, 2008, and has discussed with such independent registered public accounting firm their auditors’ independence. The Audit Committee has considered whether the provision of services by Eide Bailly LLP, not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Form 10-Q, are compatible with maintaining Eide Bailly LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2008.
Audit Committee
Warren Bush, Chair
John Geake
Wayne Seaman
John Morrow
Independent Registered Public Accounting Firm
The Audit Committee selected Eide Bailly LLP as the Company’s independent registered public accountants for the fiscal year January 1, 2008 to December 31, 2008. A representative of Eide Bailly LLP is expected to be present at the 2009 Annual Meeting to respond to appropriate questions from the members and will have an opportunity to make a statement if he or she desires to do so.
Audit Fees
The aggregate fees billed by the principal independent registered public accounting firm Eide Bailly LLP to the Company for the fiscal years ended December 31, 2007 and 2008 are as follows:

	Fiscal
Category	Year	Fees
Audit Fees (1)	2008	$96,300	(2)
	2007	$94,912
Audit-Related Fees	2008	—
	2007	$11,678
Tax Fees	2008	—
	2007	—
All Other Fees(3)	2008	$760
	2007	$1,560

(1)	Audit fees include review of regulatory filings, quarterly financial statement reviews and research and consultation related to financial statement and filings.

(2)	Audit fees for 2008 are estimated.

(3)	Fees related to observation of election proceedings at the 2008 and 2007Annual Meetings of Members.
Prior to engagement of its principal independent registered public accounting firm to perform audit services for the Company, such firm was pre-approved by the Audit Committee.
One hundred percent (100%) of all audit services were pre-approved by the Audit Committee.

Nominating Committee
The Board of Directors has acted as a nominating committee for the Company and no separate nominating committee has been formed to date. The Board of Directors met on March 23, 2009 to discuss nominations for Directors of the Company. The Board of Directors unanimously voted to nominate Mr. John Geake, Mr. William Horan, and Mr. Dennis Mauser for re-election as Directors of the Company and to recommend their election at the 2009 Annual Meeting. The Board of Directors met one time to consider nominations during the fiscal year ended December 31, 2008. On February 18, 2008 the Board of Directors met to recommend nominations for the 2008 annual meeting. Based upon the size of the Company and the Board’s familiarity with the Company since its inception, the Board also has determined that each of the Directors is qualified to suggest nominees for consideration to the Board of Directors acting as a nominating committee. Pursuant to our Operating Agreement, nominees for Group III Directors are to be nominated and elected at our 2009 Annual Meeting. The Board of Directors, when acting as a nominating committee, is generally responsible for:
•	Developing a nomination process for candidates to the Board of Directors;
•	Establishing criteria and qualifications for membership to the Board of Directors;
•	Identifying and evaluating potential Director nominees;
•	Filling vacancies on the Board of Directors; and
•	Recommending nominees for election or re-election.
The Board of Directors, when fulfilling the duties of a nominating committee, does not operate under a charter and it does not have a policy with regard to the consideration of any Director candidates recommended by Members. The Board of Directors believes that this is appropriate since our Operating Agreement provides a procedure pursuant to which Members may nominate Directors. In the future, the Board of Directors may establish a nominating committee and may establish a charter and develop policies and procedures for evaluating potential Director candidates, whether presented by Members or selected by a nominating committee. A nominating committee would be exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, with the exception of William Horan, John Geake, Dennis Mauser and Kevin Ross, who each serves as an executive officer of the Company, all of the members of our Board of Directors are independent within the definition of independence provided by NASDAQ Rule 4200.
Compensation Committee
The Board of Directors has not established a committee specifically entitled “compensation committee.” Our Board of Directors performs the same tasks usually performed by a compensation committee. The Board of Directors has responsibility for proposing and evaluating the compensation of the Company’s chief executive officer and oversees the compensation of our other executive officers and Directors. The Board of Directors has overall responsibility for approving our Director and executive compensation plans, policies and programs. The Board of Directors met 12 times during the fiscal year ended December 31, 2008. Two of the Directors are independent within the definition of independence provided by NASDAQ Rule 4200. The remaining Directors are not independent due to their status as officers of the Company (William Horan, John Geake, Kevin Ross, and Dennis Mauser) or due to our relationship with REG (Nile Ramsbottom). Each Director has a role in proposing and evaluating the compensation of Directors and officers.
NOMINATIONS FOR DIRECTOR POSITIONS AND MEMBER PROPOSALS
Nominations for Director Positions
Nominations for the election of Directors may be made by any Member entitled to vote generally in the election of Directors. In accordance with our Amended and Restated Operating Agreement, a Member desiring to nominate one or more persons for election as a Director must submit written notice of such intent either by personal delivery or regular mail to the Secretary of Western Iowa Energy at least 60 days, but no more than 90 days, prior to the annual meeting.
This notice must contain: (i) the name and address of the Member who intends to make the nomination; (ii) a representation that the Member is a holder of units of Western Iowa Energy entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Member; (v) such other information regarding each nominee proposed by the Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; (vi) the consent of each nominee to serve as a Director of Western Iowa Energy if so elected; and (vii) a nominating petition signed and dated by the holders of at least five percent (5%) of our outstanding units that clearly sets forth the proposed candidate as a candidate for the Director’s seat to be filled at the next election of Directors. If a presiding officer at a meeting of the Members determines that a nomination is not made in accordance with this procedure, the officer must declare that the nomination was defective and therefore must be disregarded.

Member Proposals
In order to be considered for inclusion in our 2010 Annual Meeting proxy statement, member proposals must be submitted in writing to the Company by November 4, 2009 (approximately 120 days prior to the estimated date for the 2010 Annual Meeting). The Company suggests that proposals for the 2010 Annual Meeting of the Members be submitted by certified mail, return receipt requested.
Members who intend to present a proposal at the 2010 Annual Meeting of Members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than March 10, 2010 (approximately 60 days prior to the estimated date for the 2010 Annual Meeting). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements. If the Company does not receive notice of a member proposal intended to be submitted to the 2010 Annual Meeting by March 10, 2010, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following is a discussion of the transactions we have engaged in during the past three years or plan to engage in with related parties:
Transactions with REG
We entered into a design-build agreement with our general contractor, REG, LLC. We paid REG, LLC over $30,000,000 under this agreement. In 2005, we entered into an oral agreement with REG, LLC. The agreement required us to issue 1,000 membership units in a private placement to REG, LLC in exchange for a $1,000,000 deduction from the final retainage payable to REG, LLC. In July 2006, we issued 500 membership units to REG, LLC. REG, LLC subsequently assigned its interest in the design-build agreement to REG, Inc. (“REG”). The remaining 500 units were issued to REG on January 25, 2007 (effective December 31, 2006). Nile Ramsbottom is the President of REG and is also one of our Directors.
On May 9, 2005, we entered into a Management and Operational Services Agreement with West Central Cooperative to provide overall management, sales and marketing and feedstock procurement services to our plant. On September 21, 2006, West Central assigned the agreement to REG, whereby REG agreed to perform all duties and discharge all obligations as set forth in the Management and Operational Services Agreement. As defined in the Management and Operational Services Agreement, we pay a fee based upon the number of gallons of biodiesel produced as compensation for our General Manager and Operations Manager who are provided by REG. In addition, we pay REG a monthly feedstock procurement fee based upon the amount of feedstock procured and a chemical procurement fee based upon the amount of biodiesel we produce monthly. Our marketing fee for biodiesel, glycerin and fatty acids is based upon the number of gallons of biodiesel marketed monthly. Finally, we are required to pay a yearly income bonus equal to a certain percentage of our net income as defined in the Management and Operational Services Agreement.
The Board of Directors reviews all transactions with related parties, as that term is defined in Item 404 of SEC Regulation S-K, or any transaction in which related persons have an indirect interest. The Company’s Operating Agreement includes a written policy that requires that any such related-party transaction be made on terms and conditions which are no less favorable to the Company than if the transaction had been made with an independent third party. Further, our Operating Agreement requires our Directors to disclose any potential financial interest in any transaction being considered by the Board of Directors.
EXECUTIVE COMPENSATION
William Horan is currently serving as our Chairman, President, and Chief Executive Officer. John Geake is currently serving as our Vice-Chairman. Dennis Mauser is currently serving as our Treasurer and Chief Financial Officer, and Kevin Ross is currently serving as our Secretary.

Summary Compensation Table
The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to our President William Horan. As of December 31, 2008, none of our officers had any options, warrants, or other similar rights to purchase securities of the Company.

Name and
Principal		Fees Earned or		All Other
Position	Year	Paid In Cash(1) (2)	Bonus	Compensation(3)	Total
William Horan,	2008	$18,300	$3,000	$3,689	$24,989
Chairman, President, and CEO	2007	$19,500	$0	$2,296	$21,796

(1)
Pursuant to a compensation policy approved by the Board of Directors in April 2007, William Horan, in his capacity as Chairman and President of the Company, received compensation in the amount of $1,000 per month. This compensation policy is currently in effect for the 2009 fiscal year.

(2)
Effective October 1, 2007, William Horan, in his capacity as a Director, received a fee of $500 per meeting attended. This compensation policy is currently in effect for the 2009 fiscal year and applies to all Directors. Pursuant to a compensation policy approved by the Board of Directors in September 2006, William Horan, in his capacity as a Director, also received a fee of $75 per hour for other business done on the Company’s behalf, with a maximum of $500 per day through September 2007. This compensation policy is currently in effect for the 2009 fiscal year and applies to all Directors.

(3)	Includes reimbursement at the standard IRS rate for mileage incurred in connection with services rendered to the Board of Directors and the Company.
DIRECTOR COMPENSATION
Our Board of Directors is compensated pursuant to a compensation policy approved by our Board of Directors in September 2007. Effective October 1, 2007, (i) each member of the Board of Directors receives $500 for each Board meeting the Director attends; (ii) should the Company meet all of its loan covenants in any year, each Director will receive an additional $250 per month payable retroactively; and (iii) should the Company realize an annual return on investment of 15% or more, each Director will receive an additional $250 per month payable retroactively. The Company’s Director compensation policy remained unchanged in fiscal year 2008. In addition, each Director is reimbursed for reasonable expenses incurred in connection with service to the Company, including mileage and attendance at meetings and conferences.

For Fiscal Year 2008, the Directors have received the following compensation:

		Fees Earned or	Additional	Total
		Paid in Cash(1)	Compensation(2)	Compensation
Director	Fiscal Year	($)	($)	($)
Warren Bush	2008	$11,000	$2,273	$13,273
John Geake	2008	$11,000	$80	$11,080
Dennis Mauser	2008	$11,250	$6,929	$18,179
Nile Ramsbottom	2008	$8,000	$1,010	$9,010
Kevin Ross	2008	$9,000	$5,534	$14,534
Wayne Seaman	2008	$11,000	$425	$11,425

(1)
Includes compensation payable to Directors for attendance at Board meetings at the rate of $500 per meeting and $75 per hour for other business done on the Company’s behalf, with a maximum of $500 per day. Also includes payments to members of the Audit Committee for attendance at Audit Committee meetings at the rate of $250 per meeting.

(2)	Includes reimbursement for mileage and other reasonable expenses incurred in connection with services rendered to the Company and the Board of Directors.
ANNUAL REPORT AND FINANCIAL STATEMENTS
The Company’s 2008 Annual Report to security holders on Form 10-K, including financial statements and notes for the fiscal year ended December 31, 2008, accompanies the delivery of this Proxy Statement.

APPENDIX I
WESTERN IOWA ENERGY, LLC
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
I. Purpose
The Audit Committee (“Committee”) is appointed by the Board of Directors (“Board”) of Western Iowa Energy, LLC (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:
•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;
•	Appoint, compensate, retain and monitor the independence and qualifications of the Company’s independent auditors (also referred to herein as external auditors);
•	Monitor the performance of the Company’s internal audit function and independent auditors;
•	Provide an avenue of communication among the independent auditors, management, and the Board; and
•	Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.
II. Authority
The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:
•	Appoint, compensate, retain and oversee the work of the public accounting firm employed by the Company to conduct the annual audit who shall report directly to the Committee;
•	Retain independent counsel and other advisers as it deems necessary in the performance of its duties;
•	Resolve any disagreements between management and the independent auditor regarding financial reporting;
•	Pre-approve all auditing and permitted non-audit services performed by the Company’s external audit firm;
•	Seek any information it requires from employees—all of whom are directed to cooperate with the Committee’s requests—or external parties;
•	Meet with Company officers, external auditors, or outside counsel, as necessary;
•
Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting; and

•
Determine appropriate funding for the payment of compensation to the independent auditors engaged for the purpose of issuing an audit report, performing other audit review or attestation services for the Company and to any advisers employed by the Committee which funding must be paid for by the Company.

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III. Composition
1.	Committee members’ qualifications shall meet the requirements as may be set by the Board from time to time, in addition to all applicable legal and regulatory requirements.
2.
The Committee shall be comprised of at least three independent directors of the Company (as defined in subparagraph 3 of this Article III below), all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of members’ equity and cash flow statement.

3.	A director will NOT be considered independent for purposes of this Article III, if such director:
(a)	Is an employee of the Company or any current subsidiary of the Company;
(b)
Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $60,000, other than as compensation for board or board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

(c)	Has a family member who is employed by the Company or any of its subsidiaries as an executive officer;
(d)
Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

(e)	Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or
(f)	Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit;
4.	Committee members and a Committee chair shall be recommended and appointed by the Board.
IV. Meetings
The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet separately, periodically with management, with internal auditors, if any, and with external auditors. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. All members are expected to attend each meeting, in person or via teleconference or video-conference.
The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other directors. Copies are to be promptly provided to the independent auditors and the Company’s legal counsel.

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V. Scope of Responsibilities and Duties
Charter Review
Review and reassess the adequacy of this charter annually. Consider changes that are necessary as a result of new laws and regulations. Recommend any proposed changes to the Board. Submit the charter to the Board for approval and publish the document as required.
Financial Reporting
Review the Company’s annual audited financial statements and the documents containing such filings prior to filing or distribution. The review should include discussion with management and independent auditors of the following:
•	Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;
•	Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;
•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and
•	“Quality of earnings” of the Company from a subjective as well as objective standpoint.
Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.
Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreement with management.
Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Consider any items required to be communicated by the independent auditors in accordance with SAS 61, which is attached to this charter as Exhibit 1.
Review disclosures made by Principal Executive Officer and Principal Financial Officer in the Forms 10-KSB or 10-K and 10-QSB or 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal control.

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Internal Control
Consider the effectiveness of the Company’s internal control system, including information technology, security and control.
Understand the scope of the external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.
Internal Audit
In the event the Company employs an internal audit department, the Committee shall:
Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.
Review the effectiveness of the internal audit function.
Independent Auditors
Each year, review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant. In performing this review, the Committee will:
At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.
Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.
Present its conclusions with respect to the external auditor to the Board.
Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.
Approve the independent auditors’ engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in periodic reports as prescribed by law.
On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management. Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors’ objectivity and independence, including non-audit services and the fees proposed and charged therefore. Take appropriate action in response to these matters to satisfy itself of the auditors’ independence.
Review the independent auditors audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.

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Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.
Present its conclusions with respect to the independent auditor to the Board.
Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed privately.
Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.
Compliance
At least once annually, review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.
Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
Review the process for communicating the Code of Ethics to appropriate company personnel, and for monitoring compliance therewith.
Obtain regular updates from management and Company legal counsel regarding compliance matters.
Reporting Responsibilities
Annually prepare such report and certification to unit holders as required by SEC regulations.
Report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.
Other Audit Committee Responsibilities
Discuss and review with management the Company’s major policies with respect to risk assessment and risk management.
As considered necessary by the Committee, review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites, including the use of the Company’s assets.
Perform any other activities consistent with this Charter, the Company’s operating agreement, and governing law, as the Committee or the Board deems necessary or appropriate.
Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.
Annually evaluate the Committee’s performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

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Appendix II

WESTERN IOWA ENERGY, LLC 2009 Annual Meeting of Members — Monday May 11, 2009 For Unit Holders as of April 21, 2009. Proxy Solicited on Behalf of the Board of Directors

NAME

NUMBER OF UNITS

CERTIFICATE NUMBER

PLEASE INDICATE YOUR SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE BOX
PROPOSAL: ELECTION OF THREE GROUP III DIRECTORS
You may vote for THREE (3) nominees.

	For	Against	Abstain
John Geake	☐	☐	☐
William Horan	☐	☐	☐
Dennis Mauser	☐	☐	☐
By signing this proxy card, you appoint Kevin Ross and Warren Bush, jointly and severally, each with full power of substitution, as proxies to represent you at the 2009 Annual Meeting of the Members to be held on Monday, May 11, 2009, and at any adjournment thereof, on any matters coming before the meeting. This proxy, when properly executed, will be voted in the manner directed herein and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the Meeting.
Proposal One. If you do not mark any choices for the Directors on the proxy card, the proxies solicited by the Board of Directors will be voted FOR the Board of Directors’ nominees. If you mark fewer than three (3) choices for Directors, the proxies will vote your units ONLY for the persons you mark as your choices. If you abstain, your units will be included in the determination of whether a quorum is present. However, your abstention will not be counted either for or against any nominee because Directors are elected by plurality vote, meaning that persons receiving the most votes relative to the other nominees will be elected. If you do not submit a proxy card or attend the 2009 Annual Meeting, it will not be counted as a vote either for or against any nominee.
You may revoke your proxy by: (1) voting in person at the 2009 Annual Meeting; (2) giving personal or written notice of the revocation, which is received by Kevin Ross, Secretary of the Company’s Board of Directors, at the Company’s offices at 1220 S. Center Street, P.O. Box 399, Wall Lake, Iowa 51466 by 5:00 p.m. on May 8, 2009; or (3) giving personal or written notice of the revocation to the Company’s Secretary, Kevin Ross, at the commencement of the 2009 Annual Meeting.

Signature:	Signature:

Date:	Date:

Please sign exactly as your name appears on your membership certificate. When signing as attorney executor, administrator, trustee or guardian, please note that fact. If units are jointly held by more than one person, both owners must sign.